Exhibit 10.28.1

AMENDMENT TO

AMENDED AND RESTATED PURCHASER’S RIGHTS AND VOTING AGREEMENT

DATED AS OF APRIL 17, 2012

between

MIDDLEFIELD BANC CORP.

and

BANK OPPORTUNITY FUND LLC

Dated as of August 23, 2012

This AMENDMENT TO THE AMENDED AND RESTATED PURCHASER’S RIGHTS AND VOTING AGREEMENT, dated as of August 23, 2012 (this “Amendment”), is entered into by and between Middlefield Banc Corp., an Ohio corporation (the “Company”), Bank Opportunity Fund LLC, a Delaware limited liability company (the “Purchaser”) , and each of the Persons listed on Schedule I attached hereto, each of whom currently serves as an officer or as a director of the Company (each, an “Existing Shareholder” and collectively, the “Existing Shareholders”).

RECITALS

WHEREAS, the Company and the Purchaser are parties to the Stock Purchase Agreement, dated as of August 15, 2011, as amended (the “Stock Purchase Agreement”), pursuant to which the Company has agreed to issue and sell, and the Purchaser has agreed to purchase, shares of the Company’s Common Stock, without par value (the “Common Stock”), and in connection therewith, the Company, the Purchaser and the Existing Shareholders entered into the Purchaser’s Rights and Voting Agreement, dated as of August 15, 2011, as amended and restated by the Amended and Restated Purchaser’s Rights and Voting Agreement, dated as of April 17, 2012 (as amended and restated, the “Original Agreement”).

WHEREAS, the Company and the Purchaser are entering into on this date the Sixth Amendment to Stock Purchase Agreement, pursuant to which they are amending the Stock Purchase Agreement, and in connection therewith, the Company, the Purchaser, and the Existing Shareholders signatory hereto, which together represent the holders of a majority of the Shareholder Shares (as defined below) now outstanding, desire to amend the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Amendment, the Parties agree as follows:

1. Article I, Section 1.01 of the Agreement is hereby deleted in its entirety and the following new Section 1.01 is inserted in place thereof:

Section 1.01 Agreement to Vote. The Purchaser, as a holder of Common Stock, hereby agrees to vote for so long as one director designated by Purchaser is serving on the Board pursuant to Section 2.02 hereof: (a) all of the shares of Common Stock registered in its name and (b) as of the date of any given vote, any other voting securities (or voting rights associated with any other securities) of the Company that the Purchaser holds (hereinafter collectively referred to as the “Purchaser Shares”) at regular and special meetings of the Company’s shareholders (or by written consent) in accordance with the provisions of this Agreement. Subject to Section 5.03 hereof, for as long as the Existing Shareholder is serving as an employee or director of the Company or of a subsidiary bank of the Company, each Existing Shareholder agrees to vote: (x) all of the shares of Common Stock registered in its name and (y) as of the date of any vote, any other voting securities (or voting rights associated with any other securities) of the Company that such Existing Shareholder holds (hereinafter collectively referred to as the “Shareholder Shares”) at regular and special meetings of the Company’s shareholders (or by written consent) in accordance with the provisions of this Agreement. For purposes of this obligation on the part of Existing Shareholders, the term Existing Shareholder includes any Affiliate of the Existing Shareholder. The Purchaser Shares and Shareholder Shares are collectively referred to herein as the “Shares.”

2. Article II, Section 2.02 of the Agreement is hereby modified to change the heading to read in its entirety as “Election of One Director; Board Representation.”

3. The second sentence of Article IV, Section 4.03 of the Agreement is hereby modified to change the word “directors” in the second instance thereof to “director”.

4. The second sentence of Article IV, Section 4.04(a) of the Agreement is hereby modified to change the word “directors” to “director”.

5. Article V, Section 5.01, clause (d) is hereby amended by deleting the words “twenty-fifth” and inserting in the place thereof the word “twelfth”.

6. Article IV, Section 4.05 is hereby deleted in its entirety and the following new Section 4.05 is inserted thereof:

Section 4.05 Legend on Share Certificates. Each certificate representing any shares of the Company’s capital stock subject to this Agreement, and any certificates representing shares of the Company’s capital stock which may be issued in the future to Existing Shareholders or to the Purchaser and transfers of shares for which an Adoption Agreement is required by the terms of Section 5.03, shall be endorsed by the Company with a legend reading substantially as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.”

7. Article V, Section 5.03 is hereby amended by adding the following clause at the end of such Section:

This Agreement, and the rights and obligations of the Existing Shareholders hereunder, shall be transferred to all Persons, other than Exempt Transferees (as defined below), to which Shareholder Shares are transferred in accordance with this Agreement by an Existing Shareholder and, notwithstanding anything to the contrary in this Agreement, no transfer of Shareholder Shares (other than any acquisition of such shares by the Purchaser) by any Existing Shareholder other than to an Exempt Transferee shall be effective unless the transferee shall have executed and delivered an Adoption Agreement substantially in the form attached hereto as Exhibit A. For purposes of this Agreement, an “Exempt Transferee” is any purchaser of Shareholder Shares that is not a Related Party of the transferor and purchases the Shareholder Shares in an open-market transaction through a FINRA-registered broker-dealer. A “Related Party” is any Affiliate of the transferor, any officer, director, employee or Affiliate of the Company or any of its subsidiaries, any individual that is related by blood, marriage or adoption to any of the foregoing individuals or any entity in which any such Persons owns any beneficial interest.

2

8. Except as expressly amended hereby, the terms and provisions of the Agreement remain in full force and effect in all respects, and are expressly incorporated by reference in this Amendment. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment will prevail.

9. A facsimile or electronic copy of any counterpart of this Amendment with a signature of a Party hereto shall be given the same legal effect as the original.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

COMPANY:

MIDDLEFIELD BANC CORP.

By:	/s/ Thomas G. Caldwell

Name:	Thomas G. Caldwell
Title:	President and Chief Executive Officer

PURCHASER:

BANK OPPORTUNITY FUND LLC

By:	Bank Acquisitions LLC,
its managing member

By:	/s/ Richard J. Perry, Jr.

Name:	Richard J. Perry, Jr.
Title:	Managing Member

[Signature Page to Amendment to Amended and Restated Purchaser’s Rights and Voting Agreement]

EXISTING SHAREHOLDERS:

Thomas G. Caldwell

Richard T. Coyne

James R. Heslop, II

Eric W. Hummel

Kenneth E. Jones

James J. McCaskey

William J. Skidmore

Robert W. Toth

Carolyn J. Turk

Jay P. Giles

Donald L. Stacy

Teresa M. Hetrick

Alfred F. Thompson, Jr.

SCHEDULE I

EXISTING SHAREHOLDERS

SHAREHOLDER NAME	SHARES OF COMMON STOCK
Directors
Thomas G. Caldwell Director, President, and Chief Executive Officer	14,042
Richard T. Coyne Director and Chairman of the Board	6,044
James R. Heslop, II Director, Executive Vice President, and Chief Operating Officer	5,588
Eric W. Hummel Director	3,226
Kenneth E. Jones Director	5,888
James J. McCaskey Director	2,269
William J. Skidmore Director	3,887
Robert W. Toth Director	16,839
Carolyn J. Turk Director	8,962
Officers
Jay P. Giles Senior Vice President and Senior Loan Officer	1,537
Donald L. Stacy CFO and Treasurer	2,141
Teresa M. Hetrick Senior Vice President — Operations/Administration	207
Alfred F. Thompson, Jr. Vice President/Loan Administration	268